UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, New York 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2019, Aspen Group, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reduction in the number of shares of common stock, par value $0.001 per share (the “Common Stock”) the Company is authorized to issue from 250,000,000 to 40,000,000 shares, and the number of shares of preferred stock, par value $0.001 per share (the “Preferred Stock”) the Company is authorized to issue from 10,000,000 to 1,000,000 shares (the “Amendment”). The Amendment was effective upon filing.

As described in more detail under Item 5.07 of this Current Report on Form 8-K, the stockholders of the Company had previously approved the Amendment at a special meeting of stockholders held on June 28, 2019.

The description of the Amendment does not purport to be complete and is qualified by the full text of the Amendment attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of stockholders (the “Special Meeting”) of the Company on June 28, 2019. At the Special Meeting, the Company’s stockholders voted on the following proposals: (i) approval of the reduction in the number of authorized shares of Common Stock from 250,000,000 to 40,000,000 shares, and the number of authorized shares of Preferred Stock from 10,000,000 to 1,000,000 shares (the “Authorized Share Reduction”), and a corresponding Amendment to the Company’s Certificate of Incorporation, as amended, to effect the Authorized Share Reduction (Proposal 1); and (ii) approval of the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Reduction (Proposal 2), as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 20, 2019.

Set forth below are the voting results on each matter submitted to the stockholders at the Special Meeting.

Proposal 1. The Company’s stockholders voted to approve the Authorized Share Reduction and the corresponding Amendment.

Votes For	Votes Against	Abstentions
10,256,907	3,115	1,667

Proposal 2. The Company’s stockholders voted to approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies.

Votes For	Votes Against	Abstentions
10,244,453	15,078	2,158

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit

3.1	Certificate of Amendment of Certificate of Incorporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: July 1, 2019	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer